                                 DARREN ENTWISTLE
                                  MEMBER OF THE
                                    TELUS TEAM

                                                      FORWARD LOOKING STATEMENT

Some statements in this presentation and accompanying commentary look forward in time and deal with other than historical or current facts for TELUS and Clearnet. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations, including but not limited to, the risks associated with general business conditions in Canada and the companies' service territories in Canada; competition on wireless services (cellular), local and long distance services, data and internet services and within the Canadian telecommunications industry generally; adverse regulatory action; technological change; taxation; availability of sufficient funding; and generation of operating cashflow sufficient to provide financial viability. For additional information with respect to certain of these and other factors, see the reports filed by TELUS and Clearnet with Canadian provincial securities commissions and the United States Securities and Exchange Commission. TELUS and Clearnet disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investors and security holders are advised to read the offer to exchange/prospectus, the solicitation/recommendation statement on Schedule 14D-9 and other offer documentation regarding the transaction to be filed with Canadian provincial securities commissions and the United States Securities and Exchange Commission, as they will contain important information. Security holders may obtain a free copy of the offer to exchange/prospectus (when available) and other related documents filed by TELUS and Clearnet at the SEC's Web site at www.sec.gov. When available, the offer to exchange/prospectus and the other documents may also be obtained from TELUS, Attention: TELUS Corporation Investor Relations, Floor 30-D, 10020-100 Street, Edmonton, AB T5J 0N5.


                                                            [QUANTUM LEAP LOGO]

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                                                78
                            STRATEGY


-  NORTH AMERICAN LEADER

-  CONVERGENCE

     - DATA

     - IP

     - MOBILITY

IP

-  AT HOME

-  AT WORK

-  ON THE MOVE

                       NATIONAL

                        MOBILE

                     CONNECTIVITY

                         BUILD

                        PARTNER

                        ACQUIRE

                  [TELUS CLEARNET LOGO]


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                             60


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                         VISION

                          SPEED

                          FOCUS

[QUANTUM LEAP LOGO]


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[TELUS LOGO]


                            [QUANTUM LEAP LOGO]

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         RESPONSIBLE

          DECISIVE

            CLEAR

       TELUS STRATEGY

WHY CLEARNET: GREAT FIT

THE OFFER

THE SYNERGIES

THE CLEARNET PERSPECTIVE

THE FINANCING

THE VALUATION


                            [QUANTUM LEAP LOGO]




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                                                                 TELUS STRATEGY

THE CLEARNET PERSPECTIVE

THE FINANCING

THE VALUATION

THE OPPORTUNITY

                                                             [QUANTUM LEAP LOGO]

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                                                                 TELUS STRATEGY

                                   PRIORITIES

- NATIONAL MOBILITY FOOTPRINT

- ACCELERATE DATA/IP SERVICES


                                                             [QUANTUM LEAP LOGO]

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                                                                 TELUS STRATEGY

[TELUS MOBILITY LOGO]


                                                             [QUANTUM LEAP LOGO]

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                                                                 TELUS STRATEGY

                                   PRIORITIES

- NATIONAL MOBILITY FOOTPRINT

- ACCELERATE DATA/IP SERVICES

- DATA/IP APPLICATIONS


                                                             [QUANTUM LEAP LOGO]

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                                                                 TELUS STRATEGY

- NEW DISTRIBUTION PLATFORM

- DRIVE SUBSCRIBER GROWTH

- REVENUES, PROFITS AND CASH FLOW


                                                             [QUANTUM LEAP LOGO]

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                                                                 TELUS STRATEGY

                                      [I-WEB LOGO]

                                                                 TELUS STRATEGY

                                      [CLEARNET LOGO]

    WEB
ENABLED      50

             50



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                                                                 TELUS STRATEGY

                                                          [TELUS MOBILITY LOGO]

- BENEFICIARY OF INCREMENTAL
  DATA REVENUE


                                                             [QUANTUM LEAP LOGO]

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                                                                 TELUS STRATEGY

                                                   - APPLICATIONS

                                                   - TECHNOLOGY

                                                   - PURCHASING

[VERIZON LOGO]


                                                             [QUANTUM LEAP LOGO]

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                                                                 TELUS STRATEGY

                                       25.5
                                MILLION SUBSCRIBERS


                                                             [QUANTUM LEAP LOGO]

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                            BUY OR BUILD


         BETTER TO BUY

- ELIMINATES THREE-YEAR RAMP UP


                        [QUANTUM LEAP LOGO]


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                            BUY OR BUILD


- ECONOMICS ARE BETTER

- UNCERTAINTY IS ELIMINATED

- INVESTORS HAVE CLARITY ABOUT
  OUR STRATEGY


                        [QUANTUM LEAP LOGO]

                            BUY OR BUILD


              THE MAJOR
               BENEFITS


                        [QUANTUM LEAP LOGO]

                            WHY CLEARNET


             [CLEARNET PCS LOGO]


PARTNER OF CHOICE


                        [QUANTUM LEAP LOGO]


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                            WHY CLEARNET


                    1
               21 MILLION
                COVERED
                 POPS


                        [QUANTUM LEAP LOGO]

                            WHY CLEARNET


                     2
              FASTEST GROWING
              WIRELESS COMPANY
                 IN CANADA


                        [QUANTUM LEAP LOGO]

                            WHY CLEARNET


                   3
            CDMA TECHNOLOGY

- REVENUE INCREASES

- CAPEX SAVINGS

- OPERATING SAVINGS


                        [QUANTUM LEAP LOGO]

                            WHY CLEARNET


[NORTEL NETWORKS LOGO]

                            [VERIZON LOGO]

[NEXTEL LOGO]

                [LUCENT TECHNOLOGIES LOGO]
                   BELL LABS INNOVATIONS

[MOTOROLA LOGO]


                        [QUANTUM LEAP LOGO]


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                            WHY CLEARNET


                 4
          MANAGEMENT TEAM

- PROVEN

- ENTREPRENEURIAL


                        [QUANTUM LEAP LOGO]

                            WHY CLEARNET


                  5
                2,600
            SKILLED PEOPLE

- ACCELERATES EXPANSION IN EASTERN
  CANADA

- ENHANCES THE TELUS TEAM


                        [QUANTUM LEAP LOGO]

                       THE MARKET LEADER


                400,000+
             NEW CUSTOMERS


                        [QUANTUM LEAP LOGO]

             THE MARKET LEADER


                  1.74%

                  CHURN


                          [QUANTUM LEAP LOGO]

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                                         THE OFFER

                    $70

   1.636                      1.0
                  =
   TELUS                   CLEARNET

                                 [QUANTUM LEAP LOGO]

                                         THE OFFER


CASH                    $2.3B

EQUITY                  $2.3B

                        $4.6B (53.9 M SHARES)

DEBT                    $2.0B

ENTERPRISE              $6.6B
VALUE


                                [QUANTUM LEAP LOGO]

                                      THE OFFER

                   CLEARNET OPTIONS


-  ALL STOCK

-  ALL CASH


                               [QUANTUM LEAP LOGO]

                                       THE OFFER


-  BOTH BOARDS APPROVED

- CLEARNET BOARD IS RECOMMENDING


                                [QUANTUM LEAP LOGO]

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                                   THE OFFER


LENBROOK                X

MADISON DEARBORN        X

NEXTEL                  X

MOTOROLA                X


VOTING                 86%


             [QUANTUM LEAP LOGO]

                                   THE OFFER

                 100%
                NEXTEL
            (12 MONTH HOLD)

                 75%
               MOTOROLA
            (12 MONTH HOLD)

             [QUANTUM LEAP LOGO]

                                   THE OFFER

                 CONDITIONS


- 66 2/3% ACCEPTANCE

- REGULATORY APPROVAL


             [QUANTUM LEAP LOGO]

                                   THE OFFER



- 72% INCREASE IN
  NON-VOTING SHARES



             [QUANTUM LEAP LOGO]

                      THE TIMING


APPLICATIONS


PENETRATION


             [QUANTUM LEAP LOGO]

                       THE TIMING


     CANADA



    25% - - - - - -

             [QUANTUM LEAP LOGO]

                                                                    THE TIMING


                               SPECTRUM AUCTION




                                                             [QUANTUM LEAP LOGO]

  ACQUIRE


- UNCERTAINTY
  ELIMINATED

- ONLY THE
  FIRST STEP


                                                             [QUANTUM LEAP LOGO]

                                                                    THE TIMING


  ACQUIRE                        BUILD

- UNCERTAINTY              - INFRASTRUCTURE
  ELIMINATED               - SECURE RIGHTS-OF-WAY
                           - RECRUIT TALENT
- ONLY THE
  FIRST STEP


                                                             [QUANTUM LEAP LOGO]

                                                                    THE TIMING


                                                   DEVELOPING ENHANCED SERVICES


                             [GRAPHIC OF CLOCK]


GAINING COMPETITIVE ADVANTAGE

                                                             [QUANTUM LEAP LOGO]

                                                                    THE TIMING



                               SPECTRUM AUCTION




                                                             [QUANTUM LEAP LOGO]

                                                                    THE TIMING



                                    FOREIGN
                                   OWNERSHIP


                                                             [QUANTUM LEAP LOGO]

                                                                  THE SYNERGIES



                                     $2.1+
                                    BILLION


                                                             [QUANTUM LEAP LOGO]

                                                                  THE SYNERGIES


OPERATING ($24/SH)       $1.6+
TAX ($8-$12/SH)          $0.5+
                         -----
                         $2.1+


                                                             [QUANTUM LEAP LOGO]

                                                                  THE SYNERGIES


                              REVENUE SYNERGIES

- TARGET THE BUSINESS MARKET
- ACCELERATE WIRELESS-DATA, IP
- BUILD ON LEADERSHIP POSITION
- FOCUS ON VALUE ADDED SOLUTIONS


                                                             [QUANTUM LEAP LOGO]

                                                                  THE SYNERGIES


                              OPERATING SYNERGIES

- ELIMINATE ROAMING COSTS
- RATIONALIZE CORPORATE COSTS
- CONSOLIDATE MARKETING
- INTEGRATE NETWORK OPERATIONS


                                                             [QUANTUM LEAP LOGO]

                                                                  THE SYNERGIES


                               CAPITAL SYNERGIES

- ELIMINATE DUAL NETWORK PROGRAM
      - EXPAND CLEARNET IN WEST
      - EXPAND TELUS IN EAST
- $250 MILLION OVER 5 YEARS


                                                             [QUANTUM LEAP LOGO]

                            THE SYNERGIES

           TAX-LOSS SYNERGIES


-  UTILIZE CARRY FORWARDS ON
   ACCELERATED BASIS

- $8-$12 PER SHARE


             [QUANTUM LEAP LOGO]

                            THE SYNERGIES


         TELUS ACHIEVES

        ITS SYNERGY TARGET


             [QUANTUM LEAP LOGO]

             $140

            MILLION



             [QUANTUM LEAP LOGO]

      GEORGE COPE

   PRESIDENT AND CEO

       CLEARNET




             [QUANTUM LEAP LOGO]

                ANOTHER

            MAJOR MILESTONE




             [QUANTUM LEAP LOGO]

              THE CLEARNET HISTORY



- AGGREGATED SMR SPECTRUM

- ANNOUNCED DIGITAL WIRELESS
  BUSINESS PLAN

- CANADA'S THIRD MAJOR MOBILE
  PHONE PROVIDER



             [QUANTUM LEAP LOGO]

                                     [MIKE LOGO]



- FULL PCS PHONE AND MOBILE
  DATA CAPABILITY

- DIRECT CONNECT CONNECTIVITY

- EXCELLENT MARKET ACCEPTANCE



             [QUANTUM LEAP LOGO]

                                      [MIKE LOGO]



- LEADER IN ARPU

- SUBSCRIBER GROWTH ACCELERATION

- Q2 QUARTERLY RECORD



             [QUANTUM LEAP LOGO]

                    1997

              [CLEARNET PCS LOGO]



                   CONSUMER



             [QUANTUM LEAP LOGO]

                                    [CLEARNET PCS LOGO]



                      OVER 2,000

                       POINTS OF

                     DISTRIBUTION


                      [QUANTUM LEAP LOGO]

                    THE CLEARNET PROFILE



                            45 MHZ

                         OF SPECTRUM



                            [QUANTUM LEAP LOGO]

                                                           THE CLEARNET PROFILE

                                    700,000
                                  SUBSCRIBERS


                                                             [QUANTUM LEAP LOGO]

                                                           THE CLEARNET PROFILE

                                 > $3 BILLION
                                  IN CAPITAL

                                                             [QUANTUM LEAP LOGO]

                                                           THE CLEARNET PROFILE

- LEADER IN POST-PAID GROWTH

- LEADER IN REVENUE GROWTH


                                                             [QUANTUM LEAP LOGO]

                                                                    THE REASONS

- GOOD FOR CLEARNET SHAREHOLDERS
   - CREATES CONSIDERABLE VALUE

- $70 REPRESENTS 4.5 X IPO

- TREASURY SHARES HAVE MADE
  SUPERIOR ROI


                                                             [QUANTUM LEAP LOGO]

                                                                    THE REASONS

                             SIGNIFICANT CREDIT
                                ENHANCEMENT
                              FOR DEBT HOLDERS

                                                             [QUANTUM LEAP LOGO]

                                                             THE LOGICAL CHOICE

- WESTERN CANADA'S TELECOMMUNICATION
  MARKET LEADER

- COMBINATION OF TWO STRONG
  LEADING ORGANIZATIONS

- COMPLEMENTARY CDMA TECHNOLOGY

- MINIMAL ASSET REDUNDANCY


                                                             [QUANTUM LEAP LOGO]

                                                             THE LOGICAL CHOICE

                                 GREAT COMPANY GOING FORWARD

- LEADING SPECTRUM POSITION

- LEADING REVENUE GROWTH

- POSITIVE AND GROWING CASH FLOW

- LEADING ARPU AND CHURN

- ACCELERATE NATIONAL BUILDOUT

- ECONOMIES OF SCALE ACHIEVED

                                                             [QUANTUM LEAP LOGO]

                                                     THE FINANCIAL IMPLICATIONS

CASH STOCK


                                                             [QUANTUM LEAP LOGO]

                                                     THE FINANCIAL IMPLICATIONS

                                  FINANCING

                                                               [JP MORGAN LOGO]

                                  $7.7
                                 BILLION
                                COMMITTED


[TD SECURITIES LOGO]                                         [QUANTUM LEAP LOGO]

                                                     THE FINANCIAL IMPLICATIONS


                             REFINANCING WITH DEBT
                                     UP TO . . .
                                     $5.0
                                    BILLION

                                                             [QUANTUM LEAP LOGO]

                                                     THE FINANCIAL IMPLICATIONS

                              BALANCE SHEET

                                PRO FORMA

                              JUNE 30, 2000

                                                             [QUANTUM LEAP LOGO]

              THE FINANCIAL IMPLICATIONS


          CAPITAL STRUCTURE ($B)

         NET DEBT          $7.6
         EQUITY            $6.8


                        [QUANTUM LEAP LOGO]

              THE FINANCIAL IMPLICATIONS


               DIVESTITURE
               OF NON-CORE
                 ASSETS



                        [QUANTUM LEAP LOGO]

              THE FINANCIAL IMPLICATIONS


        CAPITAL STRUCTURE MOVES

- HIGHLIGHT VALUE

- ESTABLISH TRANSACTION CURRENCY

- MOTIVATE EMPLOYEES


                        [QUANTUM LEAP LOGO]

              THE FINANCIAL IMPLICATIONS


             CONVERGENCE
          DATA/IP/MOBILITY


                        [QUANTUM LEAP LOGO]

                           THE VALUATION


      REVENUE
                     HIGH
    CASH FLOW       GROWTH

CASH EARNINGS


                        [QUANTUM LEAP LOGO]

                           THE VALUATION



                                                         TRANSACTION VALUE TO
$CDN                                 PREMIUM           SUBSCRIBERS     REVENUES

                                 1-DAY   52-WK HI      FY0     FY1     FY0    FY1


CLEARNET                         53%      (4%)       7,241    5,238    11.9    8.8

DT/VOICESTREAM                   56%      25%       23,647   13,561    31.4   16.3

VOICESTREAM/AERIAL               28%      28%        8,375    5,826    13.3    8.4

VOICESTREAM/OMNIPOINT            55%      29%        8,800    6,040    12.9    8.5




                        [QUANTUM LEAP LOGO]

                           THE VALUATION


             UNIQUE TRANSACTION

- ACQUISITION OF 100% CONTROL

- ENHANCED STRATEGIC POSITIONING

- ELIMINATE AUCTION UNCERTAINTY

- SUBSTANTIAL SYNERGIES

- ACCELERATES NATIONAL GROWTH STRATEGY



                        [QUANTUM LEAP LOGO]

                           THE VALUATION


             SUM-OF-THE-PARTS
                  BASIS


                        [QUANTUM LEAP LOGO]

                           THE VALUATION


           WIRELINE BUSINESS

- STRONG BRAND

- HIGH REGIONAL MARKETSHARE

- FIBRE-BASED NETWORK

- STRONG FREE CASH FLOW


                        [QUANTUM LEAP LOGO]

                           THE VALUATION


           WIRELESS BUSINESS

- LARGEST NATIONAL PLAYER

- SPECTRUM RICH

- 2 NATIONAL DIGITAL NETWORKS

- CONVERGENCE LEADER

   - CLEARNET IS 50% WEB ENABLED


                        [QUANTUM LEAP LOGO]

                           THE VALUATION


           DATA/IP BUSINESS

- 350,000 INTERNET SUBSCRIBERS

- LOCAL PORTALS

- GROWING RAPIDLY

- COMMITTED TO COMMUNICATE


                        [QUANTUM LEAP LOGO]

                                                                  THE VALUATION


                             NEW TELUS AS A WHOLE


------------------------------------------
                    MULTIPLE       CAGR
------------------------------------------
REVENUE               2.6X          8%
EBITDA                7.0X         16%
------------------------------------------

                                                             [QUANTUM LEAP LOGO]

                                                                  THE VALUATION


- GROWTH RATES
- CAPITAL FLEXIBILITY
- FREE CASH FLOW
- DIVIDENDS
- VALUATION MULTIPLES

                                                             [QUANTUM LEAP LOGO]

                                                                       REALITY




POTENTIAL

                                                                       MOBILITY

                                                         IP

                                         DATA

                       VOICE

                                 CAPABILITIES

                                  RESOURCES

                                   CULTURE

                                    VALUE

                                  WE SHARE
                                MANY THINGS



                                                             [QUANTUM LEAP LOGO]

- ORGANIC INVESTMENTS
- ACQUISITIONS
- STRATEGIC PARTNERSHIPS


                                                             [QUANTUM LEAP LOGO]

                                   REPONSIBLE

                                    DECISIVE

                                     CLEAR


                                                             [QUANTUM LEAP LOGO]

                                     TELUS

                                   CASH FLOW

-  EXPOSURE TO DATA/IP/WIRELESS

-  EXPECTATION OF EARNINGS




                     [QUANTUM LEAP LOGO]

              [TELUS  CLEARNET  LOGO]





                      [QUANTUM LEAP LOGO]


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                           60



                      [QUANTUM LEAP LOGO]

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